Supplement dated December 1, 2015
to the Prospectus, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia AMT-Free Tax-Exempt Bond Fund	12/1/15
The Board of Trustees of Columbia Funds Series Trust II (the Board) has approved changes to the Fund’s name, investment objective and principal investment strategies to provide the Fund greater flexibility to invest in a broader universe of fixed income securities.  The changes to the Fund’s investment objective and 80% investment policy require approval of shareholders. All of the changes are subject to shareholder approval of the change in the objective and the 80% investment policy.
Proposed Change to Investment Objective. The Board has approved, subject to shareholder approval, a change to the Fund’s existing fundamental investment objective, which is to seek to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder’s investment. Subject to shareholder approval this investment objective would be replaced with a non-fundamental investment objective to seek total return, with a focus on income exempt from federal income tax and capital appreciation. Unlike the current investment objective, which cannot be changed without shareholder approval, the new investment objective could be changed by the Board in the future without the cost of soliciting shareholder approval.
Proposed Change to Fundamental 80% Policy. The Fund is subject to the following fundamental investment policy: Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax.  Currently, securities that generate income subject to federal alternative minimum tax (AMT) are excluded from the calculation determining compliance with this 80% policy.  Shareholders will be asked to modify the policy to allow AMT-generating securities to count towards the 80% policy.  The revised policy would remain fundamental (i.e., not subject to change without shareholder approval).
Fund Name Change. The Board has approved a change in the Fund’s name to Columbia Strategic Municipal Income Fund to better reflect the revised principal investment strategies.
Other Changes to Principal Investment Strategies. The Board has approved the removal of the current 25% limit on investing in below investment grade (junk) bonds, subject to shareholder approval of the new investment objective.  The Board has also approved the removal of statements of intent relating to not investing in AMT-generating securities.  This change, together with the changes to the 80% policy and name change, would allow the Fund to invest without limit in AMT-generating securities and up to 20% in taxable securities.
New Secondary Benchmark. The Board has approved the addition of a secondary benchmark, the Barclays High Yield Municipal Bond Index.
Chad Farrington will be added as a portfolio manager on the Fund.
Mr. Farrington joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Farrington began his investment career in 1998 and earned a B.S. from Montana State University.
The changes discussed above are not expected to become effective until April 2016, subject to shareholder approval of the changes to the Fund’s investment objective and 80% fundamental investment policy.
Certain of these changes are likely to result in a more significant portion of distributions from the Fund to be subject to federal income tax and/or AMT. You should consult with your own tax advisor about potential tax consequences to you of these changes.
Shareholders should retain this Supplement for future reference.
SUP118_07_001_(12/15)